SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 6, 2016

MACQUARIE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32384	43-2052503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 6, 2016, Macquarie Infrastructure Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company and J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), and Credit Agricole Securities (USA) Inc., in its capacity as qualified independent underwriter, relating to the offer, issuance and sale by the Company of $350,000,000 aggregate principal amount of the Company’s 2.00% Convertible Senior Notes due 2023 plus up to an additional $52,500,000 aggregate principal amount of notes if the Underwriters exercise in full their option to purchase additional notes solely to cover over-allotments (collectively, the “Convertible Notes”), in an underwritten public offering (the “Offering”). The Convertible Notes were registered under a registration statement (No. 333-210615) on Form S-3, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 5, 2016.

In the ordinary course of business, certain of Underwriters and their related entities have provided, and may in the future provide, investment banking and commercial banking or other financial services to the Company for which they have received, and may in the future receive, customary compensation and expense reimbursement. Affiliates of certain of the underwriters act as lenders in connection with the Company’s and its subsidiaries’ credit facilities. Macquarie Capital (USA) Inc. is an affiliate of the Company’s external manager.

The Company expects that the Offering will be completed on or about October 13, 2016, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

1.1	Underwriting Agreement, dated as of October 6, 2016, among Macquarie Infrastructure Corporation, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the underwriters named therein, and Credit Agricole Securities (USA) Inc., in its capacity as qualified independent underwriter.

5.1	Opinion of White & Case LLP regarding the legality of the Convertible Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1) .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE CORPORATION

By:	/s/ James Hooke

Name: James Hooke
Title: Chief Executive Officer

Dated:  October 11, 2016

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated as of October 6, 2016, among Macquarie Infrastructure Corporation, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the underwriters named therein, and Credit Agricole Securities (USA) Inc., in its capacity as qualified independent underwriter.

5.1	Opinion of White & Case LLP regarding the legality of the Convertible Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).